UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION



                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  March 20, 2003


                    WORLD WIDE WEB, INC.
             ----------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                000-3317                88-0440630
  -----------          -----------------         --------------
(State or other      (Commission File No.)     (I.R.S. Employer
jurisdiction of                                Identification No.)
incorporation or
organization)




       1615 South Maryland Parkway, Las Vegas, Nevada 89104
       ----------------------------------------------------
          (Address of principal executive offices)




 Registrant's telephone number, including area code: (702) 383-7008



                            N/A
             -------------------------------------
  (Former name or former address, if changed since last report)













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Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.


The  corporate  address has changed to 1615  South  Maryland
Parkway, Las Vegas, Nevada 89104 and the new corporate telephone number is (702)-383-7008.





                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.


Date:   March 20, 2003             WORLD WIDE WEB, INC.



                                  /s/ HERB SIDER
                                  -----------------------
                                  HERB SIDER, PRESIDENT







































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